                                                               File No. 811-8227

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

           Flag Investors Funds, Inc. (formerly, Deutsche Funds, Inc.)
           -----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid: __________________________________________
       2) Form, Schedule or Registration Statement No.:_____________________
       3) Filing Party: ____________________________________________________
       4) Date Filed: ______________________________________________________

                           FLAG INVESTORS FUNDS, INC.
                           Flag Investors Top 50 World
                          Flag Investors Top 50 Europe
                           Flag Investors Top 50 Asia
                            Flag Investors Top 50 US
                      Flag Investors European Mid-Cap Fund
                       Flag Investors Japanese Equity Fund
                       Flag Investors US Money Market Fund

                                One South Street
                            Baltimore, Maryland 21202

                                                               February 25, 2000

Dear Shareholder:

         The Board of Directors of Flag Investors Funds, Inc. (the "Fund"), on behalf of its above named series (each a "Series," and collectively the "Series"), voted to change the investment advisor of the portfolios in which each Series invests. Because of the proposed change in investment advisor, all current investment advisory and sub-advisory agreements for the portfolios must be revised and approved. In addition, the Board of Directors also voted to change the investment sub-advisor of the portfolios in which the Flag Investors US Money Market Fund and the Flag Investors Top 50 US invest, requiring further revisions to the investment sub-advisory agreements for those two portfolios. As a result of the Directors' decisions, we are asking shareholders of the Fund to approve new investment advisory and investment sub-advisory agreements for the portfolios in which the Series invest, as applicable. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).

         Important information about the changes:

         o The advisory and sub-advisory fees payable under the new investment advisory and investment sub-advisory agreements have not increased.
         o The investment objective of the respective Series has not changed.

         In addition to the change in investment advisory and investment sub-advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

         What you need to do:

         o Read all enclosed materials including the Questions & Answers section.
         o Choose one of the following options to vote:

         1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

         2. By Telephone: Call the Toll-Free # on your proxy card.

         3. By Internet: Log on to www.proxyvote.com.
                                   -----------------

         4. Attend the Shareholder Meeting (details enclosed).

                                             Sincerely,

                                             ----------------------
                                             Richard T. Hale
                                             President

                                                               February 25, 2000

                                 IMPORTANT NEWS
                               FOR SHAREHOLDERS OF
                           FLAG INVESTORS FUNDS, INC.

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Fund that require an interest holder vote.

Q. What has happened to require an interest holder vote?

A. On June 4, 1999, Deutsche Bank AG ("Deutsche Bank") combined with Bankers Trust Corporation. Deutsche Bank is the parent company of Deutsche Fund Management, Inc. ("DFM"), the current investment manager to the Flag Investors Portfolios Trust (the "Flag Portfolios") in which the Flag Investors Funds, Inc. (the "Fund"), on behalf of its series, (each a "Series", and collectively, the "Series") invests. We are proposing new investment advisory agreements and new investment sub-advisory agreements in order to permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. These agreements are described in detail in proposals three and four.

Q. Why am I being asked to vote on the new investment advisory and investment sub-advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund and Flag Portfolios, requires an interest holder vote to approve new investment advisory and investment sub-advisory agreements.

Q. How do these changes affect the Series?

A. The Series, their investment objectives and the current portfolio managers of the Flag Portfolios in which they invest will not change as a result of the proposed new investment advisory and sub-advisory agreements. The new investment advisory and investment sub-advisory agreements contain substantially the same terms and conditions, including the same aggregate fees, as the current investment advisory and investment sub-advisory agreements. If shareholders do not approve the new investment advisory and investment sub-advisory agreements, the current agreements will continue and the Board of Directors will take such action as it deems to be in the best interests of the Funds and their shareholders.

Q. How do the Boards of Directors and Trustees recommend that I vote?

A. After careful consideration, the Boards recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q. Where can I get more information?

A. If you need more information, please call [Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.]

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

o By mail, with the enclosed proxy card(s) and return envelope.

o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and other costs associated with this transaction?

A. The Fund will pay for those costs associated with the election of directors and trustees and the ratification of independent accountants. The New Investment Advisor, Investment Company Capital Corp., will pay for all other costs associated with the advisory and sub-advisory agreements.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                           FLAG INVESTORS FUNDS, INC.

                           Flag Investors Top 50 World
                          Flag Investors Top 50 Europe
                           Flag Investors Top 50 Asia
                            Flag Investors Top 50 US
                      Flag Investors European Mid-Cap Fund
                       Flag Investors Japanese Equity Fund
                       Flag Investors US Money Market Fund

                                One South Street
                            Baltimore, Maryland 21202

                    Notice of Annual Meeting of Shareholders

                          to be held on March 28, 2000

TO THE SHAREHOLDERS OF FLAG INVESTORS FUNDS, INC.:

         You are cordially invited to the annual meeting (the "Meeting") of the shareholders of Flag Investors Funds, Inc. (the "Fund"). The Meeting will be held on March 28, 2000, at 1:00 p.m. Eastern Time in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The Fund is an open-end management investment company, organized under the laws of the State of Maryland, that comprises the above seven series (each a "Series," and collectively, the "Series") all of which are addressed in the accompanying Joint Proxy Statement ("Proxy Statement"). Each Series operates as a spoke fund in a Hub and Spoke(R)* fund arrangement with a corresponding hub fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). As spoke funds, each Series seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Series invest are organized as separate series of Flag Investors Portfolios Trust ("Flag Portfolios"), an open-end management investment company, established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to hub and spoke arrangements, each Series' voting rights with respect to the Portfolio interests that it holds must be passed through to the Series' own shareholders.

----------
* Hub & Spoke is a registered service mark of Signature Financial Group, Inc. and refers to the multi-tiered investment structure developed by Signature. A patent has been granted by the U.S. Patent and Trademark Office in connection therewith

         The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the
Meeting:


PROPOSAL 1:  To elect Board Members of the Fund and the Flag Portfolios.


PROPOSAL 2:  To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants for the applicable Series and their corresponding Portfolios for the current fiscal year.

PROPOSAL 3A: To approve a new Investment Advisory Agreement between the
             Portfolios and Deutsche Fund Management, Inc. ("DFM").

PROPOSAL 3B: To approve a new Investment Advisory Agreement between the
             Portfolios and Investment Company Capital Corp.("ICCC") to be implemented within two years of the date of the Meeting upon approval of the members of the Portfolios and the Fund's Boards who are not "interested persons" thereof (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Directors and Trustees").

PROPOSAL 4A: For shareholders of the Flag Investors Top 50 World; Flag Investors
             Top 50 Europe; Flag Investors Top 50 Asia; Flag Investors European Mid-Cap Fund; Flag Investors Japanese Equity Series:
             i) To approve a new Investment Sub-Advisory Agreement between DFM and DWS International Portfolio Management GmbH ("DWS").
             ii) To approve a new Investment Sub-Advisory Agreement between ICCC
                 andDWS to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

PROPOSAL 4B: For shareholders of the Top 50 US Series only:
             i) To approve a new Investment Sub-Advisory Agreement between DFM and Deutsche Asset Management, Inc. ("DAMI").
             ii) To approve a new Investment Sub-Advisory Agreement between ICCC and DAMI to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

PROPOSAL 4C: For shareholders of the US Money Market Series only:
             i) To approve a new Investment Sub-Advisory Agreement between DFM and Bankers Trust Company ("Bankers Trust").
             ii) To approve a new Investment Sub-Advisory Agreement between ICCC and Bankers Trust to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees.

         Only shareholders of the Fund at the close of business on February 4, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

         Whether or not you expect to be present at the Meeting, please complete and promptly return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience. You may also vote easily and quickly by telephone or through the Internet. To do so, please follow the instructions accompanying your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

                                                             ___________________
Dated: February 25, 2000                                     Amy M. Olmert
                                                             Assistant Secretary

                           FLAG INVESTORS FUNDS, INC.
                           Flag Investors Top 50 World
                          Flag Investors Top 50 Europe
                           Flag Investors Top 50 Asia
                            Flag Investors Top 50 US
                      Flag Investors European Mid-Cap Fund
                       Flag Investors Japanese Equity Fund
                       Flag Investors US Money Market Fund

                                One South Street
                            Baltimore, Maryland 21202

                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD March 28, 2000



         This Joint Proxy Statement ("Proxy Statement") is furnished by the Board of Directors of Flag Investors Funds, Inc. (the "Fund") in connection with the solicitation of proxies with respect to the seven series thereof (each a "Series," and collectively, the "Series") for use at the Meeting of shareholders of the Fund to be held on March 28, 2000, at 1:00 p.m. Eastern Time, or at any adjournment thereof (the " Meeting"), in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about February 25, 2000.

                                     Summary

         Each Series operates as a spoke fund in a hub and spoke fund arrangement with a corresponding hub fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). The Portfolios in which the Series invest are organized as separate series of Flag Investors Portfolios Trust ("Flag Portfolios"), an open-end management investment company established as a trust under the laws of the State of New York. As spoke funds, each Series seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to hub and spoke arrangements, each Series' voting rights with respect to the Portfolio shares that it holds must be passed through to the Series' own shareholders. Other spoke funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the proposals.

         For simplicity, actions are described in this Proxy Statement as being taken by a Series, which is a series of the Fund, although all actions are actually taken by the Fund on behalf of the applicable Series. Some actions described as taken by or with respect to a Series are actually actions to be taken by the corresponding Portfolio in which the Series invests all of its assets and on which the Series votes as an interest holder. Further, actions described as being taken by the shareholders of the Series with respect to its Board of Directors will also be taken by the Series as interest holders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Series determine how the Fund will vote with respect to itself and its corresponding Portfolio.


         The Meeting is being held to consider and vote on the following matters for each Series, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

--------------------------------------------------------------------------------------------------------------------------
              Proposal                                         Summary                               Eligible Voters
-------------------------------------- -------------------------------------------------------- --------------------------
1.  Election of Fund Directors and     To elect Directors of the Fund and Trustees of the       Shareholders of all
    Portfolio Trustees                 Portfolios to hold office until their respective         Series of the Fund are
                                       successors have been duly elected and qualified or       eligible to vote for the
                                       until their earlier resignation or removal.              Directors and Trustees.
-------------------------------------- -------------------------------------------------------- --------------------------
2.  Ratification of Auditors           To ratify or reject the selection of                     Shareholders of all
                                       PricewaterhouseCoopers LLP as the independent            Series of the Fund are
                                       accountants for the Fund and the Portfolios for the      eligible to vote for the
                                       current fiscal year.                                     ratification of the
                                                                                                Auditors.
-------------------------------------- -------------------------------------------------------- --------------------------
3.  Change in Investment Advisor       A.       To approve or disapprove a new Investment       Shareholders of all
                                                Advisory Agreement between the Portfolios and   Series of the Fund are
                                                Deutsche Fund Management, Inc. ("DFM").         eligible to vote for the
                                       B.       To approve or disapprove a new Investment       new Investment Advisory
                                                Advisory Agreement between the Portfolios and   Agreements.
                                                Investment Company Capital Corporation
                                                ("ICCC") to be implemented within two years
                                                of the date of the Meeting upon approval of
                                                the members of the Portfolios' and the Fund's
                                                Boards of Trustees and Directors,
                                                respectively, who are not "interested
                                                persons" thereof (as defined in the 1940 Act)
                                                (the "Independent Directors and Trustees").

-------------------------------------- -------------------------------------------------------- --------------------------
4A.  New Investment Sub-Advisory       i)       To approve or disapprove a new Investment       Shareholders (all
     Agreements for Flag Investors              Sub-Advisory Agreement between DFM and DWS      classes) of Flag
     Top 50 World Portfolio (US                 International Portfolio Management GmbH         Investors Top 50 World;
     Dollar); Flag Investors Top 50             ("DWS").                                        Flag Investors Top 50
     Europe Portfolio (US Dollar);     ii)      To approve or disapprove a new Investment       Europe; Flag Investors
     Flag Investors Top 50 Asia                 Sub-Advisory Agreement between ICCC and DWS     Top 50 Asia; Flag
     Portfolio (US Dollar); Flag                to be implemented upon the change of            Investors European
     Investors Provesta Portfolio               Investment Advisor from DFM to ICCC.            Mid-Cap; Flag Investors
     (US Dollar); Flag Investors                                                                Japanese Equity Series
     Japanese Equity Portfolio (US                                                              are eligible to vote for
     Dollar)                                                                                    the new Investment
                                                                                                Sub-Advisory Agreements.
-------------------------------------- -------------------------------------------------------- --------------------------
4B.  Change in Investment Sub-Advisor  i)       To approve or disapprove a new Investment       Shareholders (all
     Top 50 US Portfolio (US Dollar)            Sub-Advisory Agreement between DFM and          classes) of the Top 50
     only                                       Deutsche Asset Management, Inc. ("DAMI") to     US Series are eligible
                                                be implemented immediately upon shareholder     to vote for the new
                                                approval.                                       Investment Sub-Advisory
                                       ii)      To approve or disapprove the implementation     Agreements.
                                                of a new Investment Sub-Advisory Agreement
                                                between ICCC and DAMI upon the change of
                                                Investment Advisor from DFM to ICCC.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
4C.  Change in Investment Sub-Advisor  i)       To approve or disapprove a new Investment       Shareholders (all
     US Money Market Portfolio (US              Sub-Advisory Agreement between DFM and          classes) of the US Money
     Dollar) only                               Bankers Trust Company ("Bankers Trust") to be   Market Series are
                                                implemented immediately upon shareholder        eligible to vote for the
                                                approval.                                       new Investment
                                       ii)      To approve or disapprove the implementation     Sub-Advisory Agreements.
                                                of a new Investment Sub-Advisory Agreement
                                                between ICCC and Bankers Trust upon the
                                                change of Investment Advisors from DFM to
                                                ICCC.
--------------------------------------------------------------------------------------------------------------------------

         If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received at or before 1:00 p.m. Eastern Time on March 28, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

         In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "for" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "against" any such Proposal against any adjournment. An interest holder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund or a Series thereof (as applicable) entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

         The close of business on February 4, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the following number of shares of each Series were issued and outstanding:


Flag Investors Top 50 World                            __________________ shares
Flag Investors Top 50 Europe                           __________________ shares
Flag Investors Top 50 Asia                             __________________ shares
Flag Investors Top 50 US                               __________________ shares
Flag Investors European Mid Cap Fund                   __________________ shares
Flag Investors Japanese Equity Fund                    __________________ shares
Flag Investors US Money Market Fund                    __________________ shares

         This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Series, and because shareholders may own shares of more than one Series. The combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to common ownership is available to the Fund, an interest holder that owns of record shares in two or more of the Series will receive a package containing a Proxy Statement and Proxies for the Series in which such shareholder is a record owner. If the information relating to common ownership is not available to the Fund, an interest holder that beneficially owns of record shares in two or more Series may receive two or more packages each containing a Proxy Statement and a Proxy for each Series in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy, unless an interest holder is voting by telephone or through the Internet.

         The Fund will pay for those costs associated with the election of directors and trustees and the ratification of independent accountants. The proposed investment advisor, Investment Company Capital Corp., will pay for all other costs associated with the advisory and sub-advisory agreements. The
Fund will bear those expenses related to reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of _______________. [Additional solicitation may be made by Shareholder Communications Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation.] Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended August 31, 1999. To receive a copy of the Fund's Annual Report, please contact Flag
Investors Funds, Inc. by calling 1-800-776-3524 or by writing to          .

PROPOSAL 1: ELECTION OF DIRECTORS OF THE FUND AND TRUSTEES OF THE PORTFOLIOS.


         Directors constituting the entire Board of Directors of the Fund and Trustees of the Flag Portfolio are to be elected at the Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Director/Trustee Nominees were recently selected by the Independent Directors/Trustees of the Boards and nominated by the full Boards at meetings held on October 14, 1999 and January 31, 2000. Information on the Director/Trustee Nominees is provided below. Of the Trustee Nominees, Richard R. Burt and Robert H. Wadsworth are currently Directors/Trustees of the Fund and the Flag Portfolios. Each of the Director/Trustee Nominees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Meeting for the election of the Director/Trustee Nominees named below as the entire Board of Directors/Trustees of the Fund and the Flag Portfolios. If any Director/Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

         At meetings held on October 7, 1999, the shareholders of all other funds in the Flag Investors family of funds voted to approve these Directors to serve as directors of each other fund within the Flag Investors family of funds. The other Flag Investor funds are advised by ICCC, an indirect subsidiary of Deutsche Bank.

Information Regarding Nominees

         The following information is provided for each Nominee as of December 31, 1999.

----------------------------------------------------------------------------------------------------------------------
Name and Position with the Fund             Birth Date       Business Experience During the Past Five Years
                                                             (including all directorships)
----------------------------------------------------------------------------------------------------------------------
Richard R. Burt                                 2/3/47       Chairman, IEP Advisors, Inc., Chairman of the Board,
Director  of the Fund and  Trustee  of the                   Weirton Steel Corporation; Member of the Board, Archer
Flag Portfolios since 10/9/98                                Daniels Midland Company (agribusiness operations),
                                                             Hollinger International Inc. (publishing), Homestake
                                                             Mining Company (mining and exploration), HCL
                                                             Technologies (information technology) and Anchor
                                                             Technologies (gaming software and equipment); Director,
                                                             Mitchell Hutchins family of funds (registered
                                                             investment companies); and Member, Textron Corporation
                                                             International Advisory Council. Formerly, Partner,
                                                             McKinsey & Company (consulting), 1991-1994; and U.S.
                                                             Chief Negotiator in Strategic Arms Reduction Talks
                                                             (START) with former Soviet Union and U.S. Ambassador to
                                                             the Federal Republic of Germany, 1985-1991. Director of
                                                             eight funds in the Flag Family of Funds.
----------------------------------------------------------------------------------------------------------------------
Richard T. Hale*                                7/17/45      Managing Director, Deutsche Asset Management Americas
Nominee                                                      and DB Alex. Brown LLC; Director and President,
                                                             Investment Company Capital Corp. (registered investment
                                                             advisor); and Chartered Financial Analyst. Director of
                                                             eight funds in the Flag Family of Funds.
----------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                              5/27/37      Private Equity Investor and Capital Markets Consultant;
Nominee                                                      Director, Wit Capital Group (registered broker dealer),
                                                             The Nevis Fund and ISI Family of Funds (registered
                                                             investment companies). Formerly, Director, Circon Corp.
                                                             (medical instruments), November 1998 - January 1999;
                                                             President and Chief Executive Officer, The National
                                                             Association of Securities Dealers, Inc. and The NASDAQ
                                                             Stock Market, Inc., 1987-1997; Chief Operating
                                                             Officer(1985-1987) and General Partner (1976-1985) of
                                                             Alex. Brown & Sons Incorporated (now DB Alex. Brown
                                                             LLC). Director of eight funds in the Flag Family of
                                                             Funds.
----------------------------------------------------------------------------------------------------------------------
Louis E. Levy                                  11/16/32      Director, Kimberly-Clark Corporation (personal consumer
Nominee                                                      products), Household International (finance and
                                                             banking) and ISI Family of Funds (registered investment
                                                             company). Formerly, Chairman of the Quality Control
                                                             Inquiry Committee, American Institute of Certified
                                                             Public Accountants, 1992-1998; Trustee, Merrill Lynch
                                                             Funds for Institutions, 1991-1993; Adjunct Professor,
                                                             Columbia University-Graduate School of Business,
                                                             1991-1992; and Partner, KPMG Peat Marwick, retired
                                                             1990. Director of eight funds in the Flag Family of
                                                             Funds.
----------------------------------------------------------------------------------------------------------------------

                                       7

----------------------------------------------------------------------------------------------------------------------
Name and Position with the Fund             Birth Date       Business Experience During the Past Five Years
                                                             (including all directorships)
----------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald                              7/14/32      President, Duke Management Company (investments);
Nominee                                                      Executive Vice President, Duke University (education,
                                                             research and health care); Executive Vice Chairman and
                                                             Director, Central Carolina Bank & Trust (banking); and
                                                             Director, Victory Funds (registered investment
                                                             companies). Formerly, Director, AMBAC Treasurers Trust
                                                             (registered investment company), DP Mann Holdings
                                                             (insurance) and ISI Family of Funds (registered
                                                             investment company). Director of eight funds in the Flag
                                                             Family of Funds.
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                                4/10/51      President and Chief Executive Officer, The Pew
Nominee                                                      Charitable Trusts (charitable funds); and Director and
                                                             Executive Vice President, The Glenmede Trust Company
                                                             (investment trust and wealth management). Formerly,
                                                             Executive Director, The Pew Charitable Trusts and
                                                             Director, ISI Family of Funds (registered investment
                                                             company). Director of eight funds in the Flag Family of
                                                             Funds.
----------------------------------------------------------------------------------------------------------------------
Truman T. Semans*                              10/27/26      Vice Chairman, Brown Investment Advisory & Trust
Nominee                                                      Company (formerly, Alex. Brown Capital Advisory & Trust
                                                             Company); Director, Investment Company Capital Corp.
                                                             (registered investment advisor); and Director and
                                                             Chairman, the Executive Committee of Virginia Hot
                                                             Springs, Inc. (property management). Formerly, Managing
                                                             Director and Vice Chairman, Alex. Brown & Sons
                                                             Incorporated (now DB Alex. Brown LLC) and Director, ISI
                                                             Family of Funds (registered investment company).
                                                             Director of eight funds in the Flag Family of Funds.
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                             1/29/40      President, The Wadsworth Group (registered investment
Director of the Fund and Trustee of the                      advisor), First Fund Distributors, Inc. (registered
Flag Portfolios since inception                              broker-dealer) and Guinness Flight Investment Funds,
                                                             Inc.; Director, The Germany Fund, Inc., The New Germany
                                                             Fund, Inc., The Central European Equity Fund, Inc., and
                                                             Vice President, Professionally Managed Portfolios and
                                                             Advisors Series Trust (registered investment
                                                             companies). Director of eight funds in the Flag Family of
                                                             Funds.
----------------------------------------------------------------------------------------------------------------------

*  Denotes an individual who is an "interested person" as defined in the 1940
   Act.

Compensation of Directors/Trustees

         Each Director/Trustee who is not an "interested person" within the meaning of the 1940 Act receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund, the Flag Portfolios and all of the other funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds in proportion to their relative net assets. Officers of the Fund receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management Americas or its affiliates may be considered to have received remuneration indirectly.

         The aggregate compensation payable by the Fund and Portfolio as well as by the Fund Complex to each of the Fund's Directors and the Portfolio's Trustees serving during the fiscal year ended August 31, 1999 is set forth in the compensation table below.

------------------------------------------------------------------------------------------
                                        Compensation Table
----------------------------------------------------------------------------------------------------------------------
Name and Position                    Aggregate Compensation     Total Compensation         Number of Funds in the
                                     Payable from the Fund      Payable from the Fund,     Fund Complex for which
                                     and the Flag Portfolios    the Flag Portfolios and    Director/Trustee serves
                                                                the Fund Complex (2)       (2)
----------------------------------------------------------------------------------------------------------------------
Richard R. Burt,                     $14,000                    $27,000                    Seven
Director/Trustee
----------------------------------------------------------------------------------------------------------------------
Edward C. Schmults, Esq,             $13,500                    $41,500                    Nine
Director/Trustee
----------------------------------------------------------------------------------------------------------------------
Christian Strenger,                  $0                         $0
Director/Trustee (1)
----------------------------------------------------------------------------------------------------------------------
Robert Wadsworth, Director/Trustee   $14,500                    $64,000                    Ten
----------------------------------------------------------------------------------------------------------------------
Werner Walbrol,                      $14,000                    $45,250                    Nine
Director/Trustee
----------------------------------------------------------------------------------------------------------------------
Brian A. Lee,                        $0                         $0
President (1)
----------------------------------------------------------------------------------------------------------------------

(1) A Director who is an "interested person" as defined in the 1940 Act.

(2) As of August 31, 1999, the Fund Complex consisted of the Fund, the Flag Portfolios, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

Meetings and Committees of the Board of Directors/Trustees

         There were four regular meetings of the Board of Directors/Trustees held during the fiscal year ended August 31, 1999. All incumbent Directors attended all of the meetings held during their respective terms.

         The Board of Directors/Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors/Trustees with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's or the Flag Portfolios' financial operations. The members of the Audit Committee during the fiscal year ended August 31, 1999, were Richard Burt, Edward Schmults, Robert Wadsworth and Werner Walbrol], each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Hardiman, Levy and McDonald and Ms. Rimel will become members of the Audit Committee. The Audit Committee did not meet during the fiscal year ended August 31, 1999.

         The Board of Directors/Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of

Directors/Trustees with respect to candidates for the Board. The members of the Nominating Committee during the fiscal year ended August 31, 1999, were Richard Burt, Edward Schmults, Robert Wadsworth and Werner Walbrol], each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Hardiman, Levy and McDonald and Ms. Rimel will become members of the Nominating Committee. The Nominating Committee met twice during the fiscal year ended August 31, 1999. All incumbent members attended the meetings.

Board Approval of the Election of Directors and Trustees

         At meetings of the Board of Directors and Trustees held on October 14, 1999 and January 31, 2000, the Board of Directors and Trustees recommended that shareholders vote FOR each of the Nominees named herein. In recommending that shareholders elect the Nominees, the Board considered the Nominees' experience and qualifications.

         Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Series and the Flag Portfolios vote "FOR" the election of the Directors and Trustees.

PROPOSAL 2: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
            ACCOUNTANTS FOR THE FUND AND FLAG PORTFOLIOS

         The Boards of the Fund and the Flag Portfolios, including a majority of the Independent Directors and Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Fund and the Flag Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Fund and the Flag Portfolios since the date of the Fund's and Flag Portfolio's inception and has advised the Fund and the Flag Portfolios that it has no direct or indirect financial interest in the Fund or the Flag Portfolios. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

         Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Fund and the Flag Portfolios vote "FOR" the ratification of the Independent Accountants as set for in this Proposal.

PROPOSAL 3A: CHANGE IN INVESTMENT ADVISORY AGREEMENT. TO APPROVE NEW AGREEMENT
             BETWEEN THE PORTFOLIOS AND DEUTSCHE FUND MANAGEMENT, INC.

PROPOSAL 3B: CHANGE IN INVESTMENT ADVISORY AGREEMENT. TO APPROVE NEW AGREEMENT
             BETWEEN THE PORTFOLIOS AND INVESTMENT COMPANY CAPITAL CORP.

General Information

         On June 4, 1999, Deutsche Bank AG ("Deutsche Bank") combined with Bankers Trust Corporation (the "Merger"). Deutsche Bank is the parent company of Deutsche Fund Management, Inc. ("DFM"), the current investment manager to the Flag Portfolios in which the Fund invests as well as of Investment Company Capital Corp. ("ICCC"), the proposed investment advisor. The New ICCC Investment Advisory Agreement is proposed to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New ICCC Investment Advisory Agreement is to be implemented within two years of the date of the Meeting upon approval of the Independent Directors and Trustees . The deferral in implementing the New ICCC Investment Advisory Agreement may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations.

         In the near term, ICCC may acquire a controlling interest in DFM, which is currently held through another Deutsche Bank subsidiary. It is possible that the change in direct control of DFM (even though it would remain a Deutsche Bank subsidiary) combined with anticipated additions of current ICCC personnel to DFM, could be deemed an assignment of the Current DFM Investment Advisory Agreement. Accordingly, shareholder approval is also sought for a New DFM Investment Advisory Agreement.

The Current DFM Investment Advisory Agreement

         Currently DFM serves as investment manager to the Portfolios pursuant to an Investment Advisory Agreement between DFM and the Portfolios, dated as of July 28, 1997 (the "Current Investment Advisory Agreement"). The Current Investment Advisory Agreement was initially approved by the shareholders of the Series/Portfolios on September 24, 1997. The Current Investment Advisory Agreement was last approved by the Fund's/Portfolios' Board of Directors/Trustees, including a majority of the Independent Directors/Trustees, on July 12, 1999.

Additional Information on the Current Investment Advisor

         Deutsche Fund Management, Inc. DFM is a registered investment advisor that had under management as of December 31, 1999 approximately $___ billion, including assets of the Fund and the assets of DFM's other clients. DFM is an indirect wholly owned subsidiary of Deutsche Bank. The principal address of DFM is 31 West 52nd Street, New York, New York 10019 and the principal address of Deutsche Bank is Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

         Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICCC, DFM and other asset management affiliates of Deutsche Bank.

         The following information is provided for each Director and the principal executive officer of DFM.

Name, Address and Position with DFM                  Principal Occupation
Udo Behrenwaldt, Director                            Director, DFM
65719 Germanensrtabe 8                               Managing Director, DWS
Hofheim, Germany                                     Executive Director, DB Investment Mgmt. S.A.
                                                     Managing Director, DWS Deutsche Gesellschaft Fuer
                                                     Wertpapiersparen mbH

Richard T. Hale, President                           Managing Director, Deutsche Asset Management Americas
1 South Street                                       Managing Director, DB Alex. Brown LLC
Baltimore, Maryland 21202                            Director and President, Investment Company Capital Corp.

Holger Naumann, Director                             Head of Participations, DWS Gessellschaft fuer Wertpapiersparen mbH
60325 Goiollesttrasse67                              Director, DFM
Frankfurt, Germany

Ross Youngman, Director                              Managing Director, Deutsche Asset Management Americas

Daniel O. Hirsch, Vice President and Secretary       Director, Deutsche Asset Management Americas

Jim Knell, Treasurer                                 Vice President, Deutsche Asset Management Americas


Information on the Proposed Investment Advisor

         Investment Company Capital Corp. ICCC is a registered investment advisor that had under management as of December 31, 1999 approximately $11 billion, including assets of the Fund and the assets of ICCC's other clients. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. The principal address of ICCC is One South Street, Baltimore, Maryland, 21202 and the principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

         Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICCC, DFM and other asset management affiliates of Deutsche Bank.

         The following information is provided for each Director and the principal executive officer of ICCC. Unless otherwise noted, the address for each is One South Street, Baltimore, Maryland 21202

Name, Address and Position with ICCC               Principal Occupation
------------------------------------               --------------------
James T. Byrne, Jr., Secretary                     o Corporate Secretary, DB Alex. Brown LLC
David C. Fisher, Treasurer                         o ___________________________________
Richard T. Hale, Director and President            o Managing Director, Deutsche Asset Management
Margaret-Mary V. Preston, Director                 o Managing Director, DB Alex. Brown LLC
Mayo A. Shattuck III, Director                     o Co-CEO and Chairman, DB Alex. Brown LLC
Truman T. Semans, Director                         o Vice Chairman, Brown Investment Advisory & Trust Company
Furness House
19 South Street
Baltimore, Maryland 21202
Edward J. Veilleux, Executive Vice President       o Director, Deutsche Asset Management

The New Investment Advisory Agreements

         The New DFM Investment Advisory Agreement is identical to the Current Investment Advisory Agreement with the exception of the dates of execution, effectiveness and initial term. The New ICCC Investment Advisory Agreement contains the following provisions that differ from those of the Current Investment Advisory Agreement.
         o The parties, dates of execution, effectiveness, initial term and termination notice period are different.
         o ICCC is permitted to delegate its investment management duties to other affiliates, subject (if required by the 1940 Act) to the approval of the Trustees and unitholders of the Portfolios.
         o ICCC is entitled to reimbursement by the Portfolios for expenses paid by ICCC on behalf of the Portfolios that are for services which are not covered under the New ICCC Investment Advisory Agreement.
         o ICCC is permitted to delegate its non-advisory services to third parties that it supervises. ICCC is responsible for compensating such third parties for their services.

         The terms of the New Investment Advisory Agreements are summarized below and are qualified by reference to Exhibit A. In the following discussion the term "Advisor" refers to each of DFM and ICCC.

         The New Investment Advisory Agreements Annual Rate between the Portfolios and DFM or ICCC, as applicable, provide that the Advisor, in return for its fee, will (a) manage or appoint a sub-advisor to manage the investment operations of the Portfolios in accordance with each Portfolio's respective objective and policies; (b) provide certain supervisory and administrative services to the Portfolios negotiating, maintaining, evaluating and coordinating contractual arrangements with third-party service providers; (c) pay all expenses including personnel costs and overhead, incurred by it in connection with the performance of its obligations under the agreement and extraordinary expenses and shall pay the salaries of any Trustees or officers of the Portfolios who are affiliated persons of the Advisor; and (d) review all registration statements, amendments thereto and other documents as may be required for compliance by the Portfolios. Provided however, the Advisor shall not be deemed to assume any duties under the agreement with respect to any duties or functions specifically assumed by any administrator, fund accounting agent, custodian, private placement agent or transfer agent to the Portfolios.

         Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Portfolios will be the same under the New Investment Advisory Agreements as under the Current Investment Advisory Agreement.

         Under the New Investment Advisory Agreements, the Portfolios pay the Advisor an annual fee based on the Portfolios' respective average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals shall be paid monthly, at the annual rate for each Portfolio listed below. The Advisor may, from time to time, voluntarily waive a portion of its management fee to preserve or enhance the performance of the Portfolios.

Portfolio                                                        Annual Rate
---------                                                        -----------
Flag Investors Top 50 World (US Dollar)                            1.00%
Flag Investors Top 50 Europe (US Dollar)                           1.00%
Flag Investors Top 50 Asia (US Dollar)                             1.00%
Flag Investors Provesta (US Dollar) (European Mid Cap)             0.85%
Flag Investors Japanese Equity (US Dollar)                         0.85%
Flag Investors Top 50 US (US Dollar)                               0.85%
Flag Investors US Money Market (US Dollar)                         0.15%

         The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment management and corporate administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or trustees of the Portfolio, and the Portfolio's officers or trustees may serve as officers or directors of the Advisor, to the extent permitted by law. In addition, the Advisor is obligated to pay expenses associated with providing the services contemplated by the New Investment Advisory Agreement. The Portfolios bear certain other expenses including the fees of the Portfolios' Board.

         In addition, the New ICCC Investment Advisory Agreement contains additional provisions to permit ICCC to delegate its advisory duties to other affiliates and to delegate its non-advisory services to third parties that it supervises. These changes are incorporated in Sections 4 and 5 of the New ICCC Investment Advisory Agreement contained in Exhibit A.

         Following the expiration of its initial two-year term, the New Investment Advisory Agreements continue in full force and effect from year to year, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

         The New Investment Advisory Agreements may be terminated at any time, and without any penalty, by vote of a majority of all the Trustees of the Portfolios, or by vote of a majority of the Portfolios' outstanding voting securities on 60 days' written notice to the Advisor or by the Advisor, at any time without the payment of a penalty, on 90 days' notice (for the New DFM Advisory Agreement) or on 60 days' notice (for the New ICCC Advisory Agreement) to the Portfolios. The Agreements automatically and immediately terminate in the event of assignment.

         The New Investment Advisory Agreements obligate the Advisor to use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent, but the Advisor shall not be liable for any error in judgment or mistake of law or for any loss or expense suffered by the Portfolios in connection with the matters to which the Agreement relates, except a loss or expense resulting from willful misfeasance, bad faith or gross negligence on its part or in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         Board Considerations. The Boards held a meeting on January 31, 2000, at which the Boards, including the Independent Trustees and Directors, unanimously approved the New Investment Advisory Agreements and recommended the New Investment Advisory Agreements for approval by the shareholders of the Portfolio/Fund. In evaluating the New Investment Advisory Agreements, the Boards based their determination primarily on their conclusion that there would be a high degree of continuity of services to the Portfolios and took into account that the Current Investment Advisory Agreement and the New Investment Advisory Agreements, including their terms relating to the services to be provided thereunder and the fees and expenses payable by the Fund, are substantially identical. The Board further considered how the New ICCC Investment Advisory Agreements could help simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of its administration and promote consistency of internal controls, compliance and regulatory oversight.

         The Boards were informed that pursuant to Sections 15(a) and 2(a)(4) of the 1940 Act, the change in control of DFM may be deemed an assignment of the Current Investment Advisory Agreement and, therefore, would necessitate the implementation of a New DFM Investment Advisory Agreement.

         The Boards were apprised that the possible deferral in implementing the New ICCC Investment Advisory Agreements may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisor also emphasized to the Boards that the New ICCC Investment Advisory Agreements would be implemented only upon the approval of the Independent Trustees and Directors, based on information they then deemed adequate and necessary to consider these arrangements.

         After consideration of the above factors and such other factors and information that the Boards deemed relevant, the Boards, including the Independent Trustees and Directors, unanimously approved the New Investment Advisory Agreements and voted to recommend their approval to the shareholders.

         Additional Information. On March 11, 1999, Bankers Trust , a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICCC became an affiliate of Bankers Trust and Deutsche Bank acquired Bankers Trust Corporation after these events took place. Pursuant to its agreement with the U.S. Attorney's office, Bankers Trust Company plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust Company's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or management activities provided by DFM to the Portfolios or the proposed management activities, which would be provided by ICCC.

         As a result of the pleas, absent an order from the SEC, neither DFM nor ICCC would be able to continue as Advisor. The SEC granted Bankers Trust a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust and its affected affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. Unless extended, the temporary order expires on March 8, 2000, or such earlier date as the SEC takes final action on the application for a permanent order. However, there is no assurance that the SEC will grant a permanent order. If the SEC does not grant a permanent order or extend the temporary order, shareholders will receive supplemental proxy materials requesting such other action as deemed appropriate by the Board.

         Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Series and the Flag Portfolios vote "FOR" the approval of the New Investment Advisory Agreements in Proposals 3A and 3B.

PROPOSAL 4A: TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENTS BETWEEN DWS
             INTERNATIONAL PORTFOLIO MANAGEMENT GMBH AND:

             I)  DEUTSCHE FUND MANAGEMENT, INC.
             II) INVESTMENT COMPANY CAPITAL CORP.

PROPOSAL 4B: TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENTS BETWEEN DEUTSCHE
             ASSET MANAGEMENT, INC. AND

             I)  DEUTSCHE FUND MANAGEMENT, INC.

             II) INVESTMENT COMPANY CAPITAL CORP.

PROPOSAL 4C:  TO APPROVE NEW INVESTMENT SUB-ADVISORY
              AGREEMENTS BETWEEN BANKERS TRUST COMPANY AND:

              I)   DEUTSCHE FUND MANAGEMENT, INC.
              II)  INVESTMENT COMPANY CAPITAL CORP.


General Information

         As discussed previously, the Boards have approved implementing New Investment Advisory Agreements between the Portfolios and DFM as well as replacing DFM with ICCC. Therefore, New Investment Sub-Advisory Agreements with respect to the Portfolios will also be required upon the restructuring of DFM and upon the ultimate replacement of DFM with ICCC. The implementation of the New ICCC Investment Advisory Agreement, and thus, the New ICCC Investment Sub-Advisory Agreement, may be deferred to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations.

         In line with its efforts to consolidate the operations of its U.S. mutual funds business, Deutsche Bank has decided that Deutsche Bank Investment Management, Inc. ("DBIM"), the current sub-advisor to the Top 50 US Portfolio and the U.S. Money Market Portfolio, will no longer provide investment advice to the U.S. mutual funds but will focus its efforts on advising bank clientele. As such, it is proposed that Deutsche Asset Management, Inc. ("DAMI") and Bankers Trust, other investment advisory subsidiaries of Deutsche Bank, will assume the sub-advisory services for the Top 50 US Portfolio and U.S. Money Market Portfolio, respectively. The following table lists the current and proposed investment sub-advisors for the Portfolios.

Portfolio                                                    Current Sub-Advisor    Proposed Sub-Advisor
---------                                                    -------------------    --------------------
Flag Investors Top 50 World (US Dollars)                     DWS                    DWS
Flag Investors Top 50 Europe (US Dollars)
Flag Investors Top 50 Asia (US Dollars)
Flag Investors Provesta (US Dollars) (European Mid Cap)
Flag Investors Japanese Equity (US Dollars)
Flag Investors Top 50 US (US Dollars)                        DBIM                   DAMI
Flag Investors US Money Market (US Dollars)                  DBIM                   Bankers Trust Company

The Current Investment Sub-Advisory Agreement

         The Current Investment Sub-Advisory Agreement among DFM, DWS and DBIM is dated as of July 28, 1997 (the "Current Investment Sub-Advisory Agreement"). It was initially approved by the shareholders of the Portfolios on September 24, 1997, and was last approved by the Portfolios' Board of Trustees, including a majority of the Independent Trustees, on July 12, 1999.

[REQUIRED INFO ON DBIM TO BE INSERTED HERE]

The New Investment Sub-Advisory Agreements


         The New Investment Sub-Advisory Agreements are identical to the Current Investment Sub-Advisory Agreement with the exception of the parties, dates of execution, effectiveness, initial term and an additional provision that allows the Advisor, with the approval of the Independent Trustees, to adjust the portion of the assets managed and the fees paid to the sub-advisor. The New Investment Sub-Advisory Agreement initially will be among DFM as Investment Advisor and DWS, DAMI and Bankers Trust (each a "Sub-Advisor"). Upon replacement of DFM with ICCC as Investment Advisor, a New Investment Sub-Advisory Agreement among ICCC as Investment Advisor and each Sub-Advisor will be implemented. The Boards have approved implementing the New Investment Sub-Advisory Agreements. The terms of the New Investment Advisory Agreements are summarized below and are qualified by reference to Exhibit B.

         The New Investment Sub-Advisory Agreements provide that the Sub-Advisor, in return for its fee, will (a) manage, the investment operations of the Portfolios in accordance with each applicable Portfolio's respective objective and policies; (b) furnish a continuous investment program for each applicable Portfolio; (c) determine the securities or other investments to be purchased, sold or lent by the applicable Portfolios and as agent of the Portfolios, will effect portfolio transactions pursuant to its determinations; and (d) maintain a set of books and records with respect to each applicable Portfolio's securities transactions. Provided however, the Sub-Advisor shall not be deemed to assume any duties under the agreement to make any business, operational or management decisions on behalf of the Portfolios other than with respect to the investment operations and composition of an applicable Portfolio's holdings of securities and other investments.

         Investment Sub-Advisory Fees. The investment sub-advisory fee as a percentage of net assets payable to the Sub-Advisor will be the same under the New Investment Sub-Advisory Agreements as under the Current Investment Sub-Advisory Agreement. The annual fee is based on the Fund's average daily net assets. This fee is calculated and accrued daily and paid at the end of each calendar month, at the following annual rates.


Portfolio                                                          Annual Rate
---------                                                          -----------

Flag Investors Top 50 World (US Dollars)                               0.75%
Flag Investors Top 50 Europe (US Dollars)                              0.75%
Flag Investors Top 50 Asia (US Dollars)                                0.75%
Flag Investors Provesta (US Dollars)(European Mid Cap)                 0.60%
Flag Investors Japanese Equity (US Dollars)                            0.60%
Flag Investors Top 50 US (US Dollars)                                  0.60%
Flag Investors US Money Market (US Dollars)                            0.1125%


         The Advisor may, with the approval of the Sub-Advisor and Independent Trustees, from time to time adjust the duties of the Sub-Advisor, the portion of Portfolio assets that such Sub-Advisor shall manage and the fees to be paid the Sub-Advisor by the Advisor.

         The services of the Sub-Advisor are not to be deemed exclusive, and the Sub-Advisor is free to render investment advisory services and to engage in other activities, so long as its services under the agreement are not impaired thereby.


         Following the expiration of its initial two-year term, the New Investment Sub-Advisory Agreements continue in full force and effect from year to year, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

         The New Investment Sub-Advisory Agreements may be terminated, without the payment of any penalty, with respect to any Portfolio by (a) the Advisor;
(b) by the Portfolios upon a vote of the Portfolios' Board of Trustees, or by a vote of a majority of the a Portfolio's or all Portfolios' (as the case may be) outstanding voting securities on 60 days' written notice to the Sub-Advisor or by the Sub-Advisor, without the payment of any penalty on 90 days' written notice to the Advisor and the Portfolios. The agreement automatically and immediately terminates in the event of its assignment.

         The New Investment Sub-Advisory Agreements obligate the Sub-Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Sub-Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor or its officers, directors or employees or reckless disregard by the Sub-Advisor of its duties under the agreement.

Board Considerations

         The Boards held a meeting on January 31, 2000, at which the Boards, including the Independent Directors and Trustees, approved the New Investment Sub-Advisory Agreements for each Portfolio and recommended the New Investment Sub-Advisory Agreements for approval by the shareholders of the Portfolios and the Funds. In evaluating the New Investment Sub-Advisory Agreements, the Boards considered substantially the same factors that led them to approve the New Advisory Agreements, particularly the continuity of services. In this regard, the Boards took into account that the Current Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreements, including their terms relating to the services to be provided thereunder by each Sub-Advisor and the fees and expenses, are identical except for the parties involved and the dates.

         The Boards were apprised that the New Investment Sub-Advisory Agreement between DFM and each Sub-Advisor would be implemented upon shareholder approval and that a New Investment Sub-Advisory Agreement between ICCC and each Sub-Advisor will be needed upon the implementation of the New Advisory Agreement with ICCC. The deferral of the New Investment Advisory Agreement with ICCC may be needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for ICCC to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisor also emphasized to the Boards that the

New Investment Sub-Advisory Agreement with ICCC would be implemented only upon the approval of the Independent Trustees and Directors, based on information they then deemed adequate and necessary to consider these arrangements.

Additional Information on Each Sub-Advisor


         Deutsche Bank Investment Management Inc. DBIM is a registered investment advisor. For the fiscal year ended August 31, 1999, DFM paid DBIM an aggregate fee of $388,069 for investment advisory services. The names, business addresses and principal occupations of the current directors and chief executive officers of DBIM are set forth below. Except as otherwise indicated, the business address of the individuals named below is 31 West 52nd Street, New York, NY 10019.

Name and Address                 Principal Occupation
----------------                 --------------------
Kenneth J. Tarr                  o Chairman of the Board, Deutsche Bank Investment Management Inc.
                                 o Executive Vice President, Deutsche Bank, AG

Hanspeter Ackermann              o Managing Director and Chief Investment Officer, Deutsche Bank Investment
                                   Management Inc.
                                 o Managing Director, Deutsche Bank Securities Inc.

Douglas H. Lemmonds              o Managing Director and Director, Deutsche Bank Investment Management Inc.
                                 o President and Chief Operating Officer, Deutsche Bank Trust Company
                                 o Managing Director, Deutsche Bank AG

Michael C. Lowengrub             o Treasurer, Deutsche Bank Investment Management Inc.
                                 o Treasurer, Deutsche Fund Management, Inc.
                                 o Treasurer, Deutsche Bank Trust Company
                                 o Director, Deutsche Bank AG

Mary N. Owen                     o Managing Director and Chief Compliance Officer, Deutsche Bank Investment
                                   Management Inc.
                                 o Managing Director and Chief Compliance Officer, Deutsche Bank Securities
                                   Inc.

Robert R. Gambee                 o Secretary, Deutsche Bank Investment Management Inc.
                                 o Assistant Secretary, DB New Worl Fund Limited
                                 o Chief Operating Officer and Secretary, The Germany Fund Inc.
                                 o Chief Operating Officer and Secretary, The Central European Equity Fund
                                   Inc.
                                 o Chief Operating Officer and Secretary, The New Germany Fund Inc.

         DWS International Portfolio Management GmbH. DWS is a registered investment advisor. For the fiscal year ended August 31, 1999, DFM paid DWS an aggregate fee of $166,352 for investment advisory services.

         The following information is provided for each director and the principal executive officer of DWS. Unless otherwise indicated, the business address of the individuals named below is Gruenebergweg 113-115, D-60323 Frankfurt am Main, Federal Republic of Germany.

Name                          Principal Occupation
----                          --------------------
Udo Behrenwaldt               o  Managing Director, DWS
                              o  Director, Deutsche Fund Management, Inc.
                              o  Managing Director, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH
                              o  Executive Director, DB Investment Management S.A.

Axel-Guenter Benkner          o  Managing Director, DWS
                              o  Managing Director, Deutsche Vermoegensbildungsgesellschaft mbH
                              o  Managing Director, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Heinz-Wilhelm Fesser          o  Senior Portfolio Manager, DWS
                              o  Head of Fixed Income, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Matthias Geuckler             o  Chief Compliance Officer, DWS
                              o  Chief Compliance Officer, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Klaus Kaldemorgen             o  Senior Portfolio Manager, DWS
                              o  Head of Equities-Global, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Klaus Martini                 o  Senior Portfolio Manager, DWS
                              o  Head of Equities-Europe, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Gerhard Seifreid              o  Chief Operations Officer, DWS
                              o  Head of Fund Administration, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Christian Strenger            o  Managing Director, DWS
                              o  Chairman of Board of Directors, Deutsche Fund Management, Inc.
                              o  Managing Director/ Spokesman, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Reinhold Volk                 o  Chief Financial Officer, DWS
                              o  Head of Controlling, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

Elisabeth Weisenhorn          o  Senior Portfolio Manager, DWS
                              o  Head of Equities-Germany, DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH

         Deutsche Asset Management, Inc. DAMI is a registered investment advisor. The names, business addresses and principal occupations of the current directors and chief executive officer of DAMI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at DAMI constitute their principal occupation.

Name and Address                            Principal Occupation
----------------                            --------------------
Richard Marin                               o   President and Director, Deutsche Asset Management Inc.
280 Park Avenue                             o   Managing Director, Deutsche Bank, AG
New York, NY 10017

David Westover Baldt                        o   Executive Vice President and Director, Deutsche Asset
Executive Vice President and Director            Management Inc.

Audrey Mary Theresa Jones                   o   Executive Vice President, Portfolio Manager and Director,
                                                Deutsche Asset Management Inc.

Robert H. Smith                             o   Chairman and Director , Deutsche Asset Management Inc.
                                            o   Chief Executive Officer, Morgan Grenfell Asset Management
                                            o   Chairman and Chief Executive Officer, Morgan Grenfell
                                                Development Capital

Steven Schneider                            o   Managing Director, Deutsche Bank AG
280 Park Avenue
New York, NY 10017

         Bankers Trust. Bankers Trust is a United States commercial bank and is regulated by the New York State Banking Department. The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

Name and Address                      Principal Occupation
----------------                      --------------------

Josef Ackermann                       o    Chairman of the Board, Chief
Deutsche Bank AG                           Executive Officer and President,
Taunusanlage 12                            Bankers Trust Company
D-60262 Frankfurt am Main             o    Member, Board of Managing Directors,
Federal Republic of Germany                Deutsche Bank AG.

Hans Angermueller                     o    Director, Bankers Trust
Shearman & Sterling                   o    Director of various corporations
599 Lexington Avenue                  o    Shearman & Sterling, of counsel
New York, New York 10022

George B. Beitzel                     o    Director, Bankers Trust
29 King Street                        o    Director of various corporations
Chappaqua, NY 10514-3432

William R. Howell                     o    Director, Bankers Trust
J.C. Penney Company, Inc.             o    Chairman Emeritus, J.C. Penney
P.O. Box 10001                             Company, Inc.
Dallas, TX 75301-1109                 o    Director of various corporations

Hermann-Josef Lamberti                o    Director, Bankers Trust
Deutsche Bank AG                      o    Member, Board of Managing Directors,
Taunusanlage 12                            Deutsche Bank AG.
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                          o    Director Bankers Trust
Deutsche Bank                         o    Regional Chief Executive Officer,
31 West 52nd Street                        Deutsche Bank Americas Holding Corp.
New York, NY 10019

Ronaldo H. Schmitz                    o    Director Bankers Trust
Deutsche Bank AG                      o    Member, Board of Managing Directors,
Taunusanlage 12                            Deutsche Bank AG.
D-60262 Frankfurt am Main
Federal Republic of Germany



     Therefore, after careful consideration, the Boards, including the Independent Directors and Trustees of each, recommend that the respective shareholders of the Series and the Flag Portfolios vote "FOR" the approval of the New Investment Advisory Agreements in Proposals 4A, 4B and 4C.

ADDITIONAL INFORMATION

Directors and Executive Officers of the Fund and the Portfolios

         Information about the Fund's and the Portfolios' current Directors and Trustees and principal executive officers is set forth below. Each officer of the Fund and the Portfolios will hold such office until the respective Board of Directors and Trustees has elected a successor. Directors and Trustees and officers of the Fund and the Portfolios are also directors and officers of some or all of the other investment companies managed, administered or advised by ICCC or its affiliates.

Name and Position                        Business Experience During the Past Five           Shares Beneficially
With the Fund                            Years Including All Directorships                  Owned as of 12/31/99       %
-----------------                        ---------------------------------                  --------------------      ---
Richard R. Burt                          See information provided under Proposal 1.
Director

Edward C. Schmults                       Director, Green Point Financial Corp., BT
Director                                 Insurance Funds Trust, The Germany Fund, Inc.
                                         and The Central European Equity Fund, Inc.;
                                         Chairman of the Board, The Edna McConnell
                                         Clark Foundation. Formerly, Senior Vice
                                         President - External Affairs and General
                                         Counsel, GTE Corporation, 1984-1994.

Werner Walbrol                           President and Chief Executive, German
Director                                 American Chamber of Commerce, Inc.;
                                         President, European American Chamber of
                                         Commerce; Member, United States German Youth
                                         Exchange Council; Director, TUV Rheinland of
                                         North America, Inc., the Germany Fund, Inc.
                                         DB New World Fund, Limited and LDC, The
                                         Central European Equity Fund, Inc. and BT
                                         Insurance Funds; President and Director,
                                         German American Partnership Program.

Robert H. Wadsworth                      See information provided under Proposal 1.

Amy M. Olmert                            Vice President, Deutsche Asset Management          None                       **
Assistant Secretary since                Americas since 1999; and Vice President, BT
1999                                     Alex. Brown Incorporated (now DB Alex. Brown
                                         LLC), 1997-1999. Formerly, Senior Manager,
                                         Coopers & Lybrand L.L.P. (now
                                         PricewaterhouseCoopers LLP), 1988-1997.

Joseph Parascondola                      Assistant Vice President, Deutsche Fund            None                       **
Treasurer                                Management, Inc. Formerly, Assistant Vice
                                         President and Assistant Manager, Weiss, Peck
                                         & Greer L.L.C., 1995-1998; and Mutual Fund
                                         Accounting Manager, Concord Financial Group,
                                         1991-1995.  LLP), 1993-1998.

Name and Position                        Business Experience During the Past Five           Shares Beneficially
With the Fund                            Years Including All Directorships                  Owned as of 12/31/99       %
-----------------                        ---------------------------------                  --------------------      ---
Daniel O. Hirsch                         Director, Deutsche Asset Management Americas       None                       **
Assistant Secretary since                since 1999; and Principal, BT Alex. Brown
1999                                     Incorporated (now DB Alex. Brown LLC),
                                         1998-1999. Formerly, Assistant General
                                         Counsel, United States Securities and
                                         Exchange Commission, 1993-1998.

Holger Naumann                           Director, Deutsche Fund Management, Inc.
Assistant Treasurer


** As of December 31, 1999 the Directors/Trustees and officers of the Fund and Portfolios as a group beneficially owned an aggregate of less than 1% the Fund/Portfolios.


Principal Underwriter

         ICC Distributors, Inc, located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions


         In the fiscal year ended August 31, 1999, the Fund paid $510,936 in brokerage commissions to ___________ or its affiliates.


Independent Accountants


         PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036, , are the independent accountants for the Fund for the fiscal year ending August 31, 2000.


Beneficial Ownership of Shares of the Fund

         Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Series' shares by (i) the only persons known by each Series to beneficially own more than five percent of the outstanding shares of the Series, (ii) the Directors/Trustees and Director/Trustee Nominees, (iii) the executive officers of each Series, and (iv) the Directors/Trustees and executive officers of each Series as a group. The number of shares beneficially owned by each Director/Trustee, Director/Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

         To the knowledge of Fund management, as of the Record Date, no person beneficially owned 5% or more of the outstanding shares of the Fund.

Submission of Shareholder Proposals

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.


         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory Agreement, a new Investment Sub-Advisory Agreement or other matters requiring shareholder action under the 1940 Act.


         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Meeting.

         Approval of Proposal 2 as to a Series requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting for that Series and its corresponding Portfolio. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal 2.

         Approval of Proposals 3a, 3b, 4a(i), 4a(ii), 4b(i), 4b(ii) and 4c(i) and 4c(ii) require the affirmative vote of a majority of the outstanding voting securities of that Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against Proposals 3, 4a(i), 4a(ii), 4b(i), 4b(ii) and 4c(i) and 4c(ii)

Other Matters

         No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON THE PROXY CARD.

                                            By Order of the Directors,
                                            ---------------------------
                                            Amy M. Olmert
                                            Assistant Secretary
Dated: February 25, 2000

Three Ways To Vote Your Proxy

Proxy Voting Quick & Easy
The enclosed proxy statement provides details on important issues affecting your Series. The Board of your Series recommends that you vote FOR all proposals.

We are offering three ways to vote: by automated touch-tone phone, the World Wide Web or mail. Voting by telephone or Web may be quicker and more cost effective than the traditional method of mailing back your proxy card; however, that option is still available to you.

                Your proxy vote is important! Please vote today.
How to Vote:

By Automated Touch-Tone Phone*
Using our automated touch-tone phone system, dial the number provided on your proxy card and follow the directions given.

By the Web*
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

By Mail
Simply return your executed proxy in the enclosed postage-paid envelope.

* Do not mail the Proxy Card if voting by Web or telephone.

[FLAG INVESTORS]
[PROXY SERVICES]
[P.O. BOX xxxx]
[FARMINGDALE, NY  11735]

                               FORM OF PROXY CARD

                           FLAG INVESTORS TOP 50 WORLD
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 March 28, 2000

       THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF
                           FLAG INVESTORS TOP 50 WORLD

This proxy is for your use in voting on various matters relating to Flag Investors Top 50 World (the "Fund") and the Flag Investors Top 50 World Portfolio (the "Portfolio"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Annual Meeting of Shareholders of the Fund to be held on March 28, 2000 (the "Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement of the Boards of Directors and Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors and Trustees.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-000-____

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorized the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:[X]

KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FLAG INVESTORS TOP 50 WORLD

Vote on Directors of the Fund and Trustees of the Portfolio

1.  To consider and act upon a proposal to elect a Board of Directors.

         Truman T. Semans                     Richard R. Burt
         Richard T. Hale                      Joseph R. Hardiman
         Louis E. Levy                        Eugene J. McDonald
         Rebecca W. Rimel                     Robert H. Wadsworth

[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT:

            To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

Vote on Proposals

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund and Flag Portfolios.

    [ ] For                     [ ] Against                        [ ] Abstain

3A. To approve a new Investment Advisory Agreement between the Portfolio and Deutsche Fund Management, Inc.

    [ ] For                     [ ] Against                        [ ] Abstain

3B. To approve a new Investment Advisory Agreement between the Portfolio and Investment Company Capital Corp.

    [ ] For                     [ ] Against                        [ ] Abstain

4A. (i) To approve a new Investment Sub-Advisory Agreement Between DWS
    International  Portfolio Management GmbH and Deutsche Fund Management, Inc.

     [ ] For                    [ ] Against                        [ ] Abstain

     (ii) To approve a new Investment Sub-Advisory Agreement Between
          DWS International Portfolio Management GmbH and Investment Company Capital Corp.

          [ ] For               [ ] Against                        [ ] Abstain

4B. (i) To approve a new Investment Sub-Advisory Agreement Between
    Deutsche Asset Management, Inc. and Deutsche Fund Management, Inc.

    [ ] For                     [ ] Against                        [ ] Abstain

    (ii) To approve a new Investment Sub-Advisory Agreement Between Deutsche Asset Management, Inc. and Investment Company Capital Corp.

    [ ] For                     [ ] Against                        [ ] Abstain

4C. (i) To approve a new Investment Sub-Advisory Agreement Between
    Bankers Trust Company and Deutsche Fund Management, Inc.

    [ ] For                     [ ] Against                        [ ] Abstain

    (ii) To approve a new Investment Sub-Advisory Agreement Between Bankers Trust Company and Investment Company Capital Corp.

    [ ] For                     [ ] Against                        [ ] Abstain

Please print and sign your name in the space provided to                 Signature
authorize the voting of your shares as indicated and return              [PLEASE SIGN WITHIN BOX]               Date
promptly. When signing on behalf of a corporation,
partnership, estate, trustor in any other representative
capacity please sign your name and title. For joint accounts,            Signature (Joint Owners)               Date
each joint owner must sign.

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                       3